Guidance ï Vision ï Experience	American Beacon Large Cap Growth Fund	Ticker Symbol: A: ABGAX

SUMMARY PROSPECTUS	MAY 17, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated May 17, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing A Class Shares” on page 77 of the prospectus.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%
Maximum deferred sales charge load	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.48%
Distribution and/or service (12b-1) fees	0.25%
Other expenses[1]	0.71%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses[2]	1.45%

[1]	The Fund’s A Class expenses are based on estimated expenses expected to be incurred for the fiscal year ending October 31, 2010.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
A Class	$714	$1,007	$1,322	$2,210

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2009, the market capitalizations of the companies in the Russell 1000 Index ranged from $261 million to $332.7 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”) that the investment sub-advisors believe have above-average growth potential.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among two investment sub-advisors.

One sub-advisor attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. The sub-advisor employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of its process is a quantitative model that is designed to identify and rank large market capitalization companies with above-average historical rates of profitability and strong financial characteristics. Candidates identified by the quantitative model are subjected to rigorous fundamental analysis in order to develop a

Summary Prospectus ï May 17, 2010	American Beacon Large Cap Growth Fund

diversified portfolio of equities that the sub-advisor believes has above-average growth potential.

The other sub-advisor employs a multi-step investment process in selecting a portfolio of company stocks expected to provide long-term above-average earnings growth. The process includes a quantitative screen of companies in the Russell 1000 Index and other companies with market caps exceeding $4 billion. A qualitative analysis emphasizes competitive advantage in a company’s respective industry sector. In addition, a fundamental active analysis is conducted on the remaining stock candidates’ income statements, projections and the sub-advisor’s proprietary future earnings estimation. Finally, a price/earnings ratio valuation is employed relative to: (i) the Russell 1000 Growth Index, (ii) sector peers, (iii) the company’s sustainable future growth rate, and (iv) the company’s return-on-invested-capital.

Russell 1000 Index and Russell 1000 Growth Index are registered trademarks of Frank Russell Company.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

High Portfolio Turnover Risk
Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Growth Funds Index, a composite of mutual funds comparable to the Fund.

The Fund began offering A Class shares on May 17, 2010. In the chart and table below, performance results are for the Institutional Class of the Fund, which would have similar annual returns to A Class shares because the shares are invested in the same portfolio of securities. However, because the Institutional Class had lower expenses, its performance was better than the A Class shares of the Fund would have realized had they existed during the same time period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns would be less than those shown.

Calendar year total returns for Institutional Class shares

The Fund’s calendar year-to-date total return as of March 31, 2010 was 4.04%.

Highest Quarterly Return:	14.97%
(1/1/01 through 12/31/09)	(4th Quarter 2001)
Lowest Quarterly Return:	-21.98%
(1/1/01 through 12/31/09)	(1st Quarter 2001)

Summary Prospectus ï May 17, 2010	American Beacon Large Cap Growth Fund

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class			Since
Institutional Class	7/31/2000	1 Year	5 Years	Inception
Return Before Taxes		28.21%	-1.61%	-5.52%
Return After Taxes on Distributions[1]		28.18%	-1.80%	-5.64%
Return After Taxes on Distributions and Sale of Fund Shares		18.38%	-1.36%	-4.51%

			Since
Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Russell 1000 Growth Index	37.21%	1.63%	-4.22%
Lipper Large-Cap Growth Funds Index	38.50%	1.01%	-4.60%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among two investment sub-advisors:

►	The Renaissance Group LLC (Since September 2006)

►	Winslow Capital Management, Inc. (Since March 2009)

Portfolio Managers.

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (2000)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Cynthia Thatcher Portfolio Manager	Since 2000

The Renaissance Group LLC

Michael E. Schroer Chief Investment Officer, Managing Partner	Since 2006

Winslow Capital Management, Inc.

Clark J. Winslow Chief Executive Officer, Chief Investment Officer	Since 2009
Justin H. Kelly Senior Managing Director	Since 2009
R. Bart Wear Senior Managing Director	Since 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange A Class shares through your financial intermediary, or by calling 1-800-658-5811, by writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. The minimum initial purchase into the Fund is $2,500 for A Class shares. The minimum subsequent investment is $50 if the investment is made by check or exchange and $250 if the investment is made by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï May 17, 2010	American Beacon Large Cap Growth Fund

Summary Prospectus ï May 17, 2010	American Beacon Large Cap Growth Fund